                             NATIONWIDE MUTUAL FUNDS
                Nationwide Investor Destinations Aggressive Fund
           Nationwide Investor Destinations Moderately Aggressive Fund
                 Nationwide Investor Destinations Moderate Fund
          Nationwide Investor Destinations Moderately Conservative Fund
               Nationwide Investor Destinations Conservative Fund

                        Supplement Dated October 5, 2007
       to the Prospectus dated February 28, 2007 (as revised May 1, 2007)

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

The section titled "Portfolio  Management" on page 15 of the Prospectus has been deleted and is restated in its entirety as follows:

Thomas R. Hickey, Jr. is the Funds' portfolio manager and is responsible for the day-to-day  management  of the  allocation of each Fund's assets among the asset classes and  Underlying  Funds.  Mr. Hickey joined NFA in April 2001 and is Vice
President  of  Portfolio  Analytics  and  Product  Management  where he oversees various asset allocation and index mutual fund products.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.